UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2010

Curis, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-30347	04-3505116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Moulton Street, Cambridge, MA	02138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 503-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Curis, Inc. (“the Company”) is hereby furnishing its corporate presentation that it intends to provide to investors and other third parties from time to time as part of its investor relations activities, including in meetings being held in San Francisco from January 11-14, 2010 surrounding the J.P. Morgan 28th Annual Healthcare Conference. A copy of such corporate presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The attached presentation contains statements about the Company’s future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including risks relating to: both the Company’s and its collaborators’ ability to successfully research, obtain regulatory approvals for, develop and commercialize products based upon the Company’s technologies; the Company’s ability to obtain and maintain proprietary protection for its technologies and product candidates, including its multi-target inhibitors; competitive pressures; the Company’s ability to maintain strategic collaborations, including with Genentech and Debiopharm; the Company’s ability to successfully execute on, and receive favorable results from, its proprietary drug development efforts; the Company’s ability to raise additional funds to finance its operations; and those factors described in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, and other reports that it files with SEC.

The forward-looking statements included in the attached presentation represent the Company’s views as of the date of the attached presentation. The Company anticipates that subsequent events and developments will cause its views to change. While the Company may elect to update these forward-looking statements in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of the attached presentation.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 and in Exhibit 99.1 attached hereto is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made Registrant under the Securities Act of 1933 or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curis, Inc.

Date: January 8, 2010	By:	/S/ MICHAEL P. GRAY
Michael P. Gray Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Corporate Presentation dated January 7, 2010.